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              Heritage Series Trust-Eagle International Equity Portfolio
                                Calculation of Return


                                                        Return Since Inception

       Ending Date                                                    10/31/95
       Inception Date                                                   5/7/95
                                                                     ---------
       Days Since Inception                                                177
                                                                     =========

       Years Since Inception                                              0.48

       Beginning Offering Price                                          20.00
       Ending Net Asset Value                                            20.79
       Dividend Factor                                                1.000000
                                                                     ---------

       Ending Net Asset Value                                          20.7900
                                                                     ---------
               Adjusted for Dividend
               Reinvestments

       Annualized return                                                 8.32%

       Formula for since inception                ((20.79)/(20.00))^(1/.84))-1


       Beginning NAV                                                     20.00
       Ending Net Asset Value                                            20.79
       Dividend Factor                                                1.000000
                                                                     ---------

       Ending Net Asset Value                                          20.7900
                                                                     ---------

               Adjusted for Dividend
               Reinvestment
       Cumulative Total Return                                           3.95%

       Formula for since inception                         (20.79-20.00)/20.00
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